As filed with the Securities and Exchange Commission on January 16, 1997


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               January 7, 1997

                Exact name of Registrant as specified
Commission      in its charter, address of principal                State of           I.R.S. Employer
File No.        executive offices, telephone number               Incorporation       Identification No.
1-8349          FLORIDA PROGRESS CORPORATION                        Florida               59-2147112
                One Progress Plaza
                St. Petersburg, Florida 33701
                Telephone (813) 824-6400

1-3274          FLORIDA POWER CORPORATION                           Florida               59-0247770
                3201 34th Street South
                St. Petersburg, Florida 33711
                Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.
Item 5.   Other Events


      In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1996:

      Florida Power issued a news release dated January 7, 1997 announcing the replacements in top nuclear positions. A copy of the news release is being filed herewith as Exhibit 99.(a). Florida Progress issued an investor news release dated January 14, 1997 relating to the Crystal River 3 Nuclear Power Plant. Florida Power issued a news release dated January 14, 1997 regarding the company's request to recover higher fuel costs. A copy of each news release is being filed herewith as Exhibit 99.(b) and 99.(c), respectively.


Item 7.  Financial Statements and Exhibits

      (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Power Corporation News Release dated January 7, 1997 announcing the replacements in top nuclear positions.

99.(b) Florida Progress Corporation Investor News Release dated January 14, 1997 regarding the Crystal River 3 Nuclear Power plant.

99.(c) Florida Power Corporation News Release dated January 14, 1997 regarding recovery of higher fuel costs.
                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLORIDA PROGRESS CORPORATION

                                    FLORIDA POWER CORPORATION

                                          /s/ Jeffrey R. Heinicka
                                    By:____________________________
                                          Jeffrey R. Heinicka
                                      Senior Vice President and
                                          Chief Financial Officer
                                          of each Registrant



Date:  January 14, 1997

                               EXHIBIT INDEX



Exhibit No.      Description of Exhibit

99.(a) Florida Power Corporation News Release dated January 7, 1997 announcing the replacements in top nuclear positions.

99.(b) Florida Progress Corporation Investor News Release dated January 14, 1997 regarding the Crystal River 3 Nuclear Power plant.

99.(c) Florida Power Corporation News Release dated January 14, 1997 regarding recovery of higher fuel costs.